UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2010 (April 16, 2010)

QUALITY DISTRIBUTION, INC.

(Exact name of registrant as specified in its charter)

Florida	000-24180	59-3239073
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4041 Park Oaks Drive, Suite 200

Tampa, Florida 33610

(Address of principal executive offices including Zip Code)

(813) 630-5826

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

On April 16, 2010, shareholders holding a majority of the common stock of Quality Distribution, Inc. (the “Company”), acting by written consent, approved an amendment to the Company’s Amended and Restated Articles of Incorporation that will increase the number of authorized shares of capital stock from 30,000,000 to 50,000,000 and increase the number of authorized shares of common stock from 29,000,000 to 49,000,000. The Company intends to file an Information Statement with the Securities and Exchange Commission in accordance with Rule 14c-2 of the Securities Exchange Act of 1934 as soon as practicable relating to this action by written consent. In accordance with Rule 14c-2, the action is expected to become effective 20 calendar days after the Information Statement is sent to our shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALITY DISTRIBUTION, INC.
(Registrant)

Dated: April 19, 2010	By:	/s/ Stephen R. Attwood
	Name:	Stephen R. Attwood
	Title:	Senior Vice President and Chief Financial Officer